UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)
Of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

360 GLOBAL WINE COMPANY
(Name of Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

INFORMATION STATEMENT NOTICE
OF ACTION TO BE TAKEN WITHOUT A STOCKHOLDER MEETING

February 6, 2006

TO OUR STOCKHOLDERS:

Notice is hereby given that on January 31, 2006, we received the written consent, in lieu of a meeting of stockholders, from a limited number of holders of approximately 52.4% of our outstanding voting stock, approving the following corporate actions:

(1)
Implementing a reverse stock split for the conversion of each 150 shares of common stock outstanding on the record date (January 31, 2006) into one share of common stock, rounded up to the nearest whole share. Additionally, for those stockholders who, solely as a result of the reverse split, would own less than 100 shares of common stock, the holdings of such stockholders will be rounded up to a round lot (100 shares); and

(2)	Amending our Articles of Incorporation to provide for a class of 50,000,000 shares of “blank check” preferred stock, par value $.001.

Our board of directors has fixed the close of business on January 31, 2006 as the record date for the determination of stockholders entitled to receive notice of the corporate actions described above.

You are encouraged to read the attached Information Statement, including exhibits, for further information regarding this action. In accordance with Rule 14c-2, the actions described herein will be deemed ratified and effective at a date that is at least 20 days after the date this Information Statement has been mailed to our stockholders. We anticipate this date to occur on or about February 27, 2006.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS' MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN AND NO PROXY OR VOTE IS SOLICITED BY THIS NOTICE. This Information Statement is being furnished to you solely for the purpose of informing stockholders of the matters described herein in compliance with Regulation 14C of the Securities Exchange Act of 1934, as amended.

Napa, California
February 6, 2006

By Order of the Board of Directors

/S/ JOEL SHAPIRO
Joel Shapiro Chief Executive Officer

IMPORTANT

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

360 Global Wine Company
One Kirkland Ranch Road
Napa, California 94558
(707) 935-4140

Information Statement

This Information Statement is being mailed on or about February 6, 2006 to holders of the capital stock of 360 Global Wine Company. This Information Statement is being sent to you for information purposes only; no action is requested on your part.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is being furnished to you to inform you of the adoption of resolutions by the board of directors on January 20, 2006, as ratified by the written consent, in lieu of a meeting of stockholders, of a limited number of holders of approximately 52.4% of our outstanding voting stock, which resolutions approved the following corporate actions:

(1)
Implementing a reverse stock split for the conversion of each 150 shares of common stock outstanding on the record date (January 31, 2006) into one share of common stock, rounded up to the nearest whole share. Additionally, for those stockholders who, solely as a result of the reverse split, would own less than 100 shares of common stock, the holdings of such stockholders will be rounded up to a round lot (100 shares); and

(2)	Amending our Articles of Incorporation to provide for a class of 50,000,000 shares of “blank check” preferred stock, par value $.001.

The resolutions adopted by the board, as ratified by the written consent of a majority of our outstanding voting stock, give us the authority to file a Certificate of Amendment to the Articles of Incorporation of 360 Global Wine Company (the "Certificate of Amendment"). The Certificate of Amendment shall be filed in Nevada on or after the expiration of 20 calendar days following the date this Information Statement is first mailed to our stockholders and will become effective immediately thereafter (the "Effective Date"). We reserve the right to delay or abandon the proposed reverse stock split and amendment to our Articles of Incorporation at any time before the filing of the Certificate of Amendment in Nevada. We also reserve the right to abandon or delay the proposed reverse stock split and amendment to our Articles of Incorporation at for any reason if the board determines that such action would be in the best interest of 360 Global Wine Company and its stockholders.

The reverse split will provide for the conversion of each 150 shares of common stock outstanding on the record date (January 31, 2006) into one share of common stock, rounded up to the nearest whole share. Further, for those stockholders who, solely as a result of the reverse split, would own less than 100 shares of common stock, the holdings of such stockholders will be rounded up to a round lot (100 shares). As of January 31, 2006, we had 92,215,882 shares of common stock outstanding, and immediately following the effectiveness of the Certificate of Amendment, we will have not less than approximately 614,772 post-split shares of common stock outstanding.

Following the Effective Date, we will provide all record holders with a Letter of Transmittal that explains how their share certificate(s) can be exchanged for a new share certificate evidencing the number of shares of common stock then held after giving effect to the reverse split. If you hold your shares in "street name" through a bank, broker or nominee, you should contact your bank, broker or nominee regarding the treatment of your shares.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE TRANSACTION; PASSED UPON THE MERITS OR FAIRNESS OF THE TRANSACTION; OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THE DOCUMENTS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

SUMMARY	1
Reverse Stock Split	1
Fairness of the Amendment	1
Stockholder Approval	1
Principal Effects of Reverse Split	1
Purposes of the Amendment	2
Procedure for Effecting Reverse Stock Split
and Exchange of Stock Certificates	2
New CUSIP Number	3
No Dissenters' Rights	3
Fees and Expenses	3
Reservation	3
Method of Payment	3
Federal Income Tax Consequences
of the Reverse Stock Split	3

CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS	4

SPECIAL FACTORS	5
Fairness of the Amendment	5
Purposes of the Amendment	5
Procedure for Effecting Reverse Stock Split and Exchange
Of Stock Certificates	6
Impact of the Amendment	7
Stockholder Approval	7
Dissenters' Rights	7
Exchange of Stock Certificates	7
Federal Income Tax Consequences	8
Fees and Expenses	8
Reservation	9

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT AND RELATED STOCKHOLDER MATTERS	9
Directors and Executive Officers	9
Audit Committee	10
Audit Committee Financial Expert	11
Executive Compensation	11
Director Compensation	12
Employment Agreements	13
Security Ownership of Certain Beneficial Owners
and Management	13
Certain Relationships and Related
Transactions	15

WHERE YOU CAN FIND MORE INFORMATION	15

SUMMARY

This summary highlights selected information from this Information Statement about the Certificate of Amendment. This summary may not contain all of the information that is important to you. For a more complete description of the Certificate of Amendment, you should carefully read this Information Statement and a copy of the Certificate of Amendment attached hereto as Exhibit A. For your convenience, we have directed your attention to the location in this Information Statement where you can find a more complete discussion of each item listed below.

As used in this Information Statement, "the Company," "we," "our" and "us" refers to 360 Global Wine Company and its subsidiaries, the "common stock" refers to the common stock, par value $0.001 per share, of the company, and the "amendment" refers to the reverse stock split and the amendment to our Articles of Incorporation.

Reverse Stock Split

The reverse split will provide for the conversion of each 150 shares of common stock outstanding on the record date (January 31, 2006) into one share of common stock, rounded up to the nearest whole share. Further, for those stockholders who, solely as a result of the reverse split, would own less than 100 shares of common stock, the holdings of such stockholders will be rounded up to a round lot (100 shares). For example, if a stockholder owns 1,000 pre-split shares of our common stock, after giving effect to the reverse stock split, such stockholder will be the owner of 100 post-split shares. On the other hand, if a stockholder owns 150,000 pre-split shares of our common stock, after giving effect to the reverse-stock split, such stockholder will be the owner of 1,000 post-split shares of our common stock. We will also amend our Articles of Incorporation to provide for a class of 50,000,000 shares of “blank check” preferred stock, par value $.001.

Fairness of the Amendment

The board believes that the amendment is fair from a financial point of view to the unaffiliated stockholders. We did not request nor receive any formal report, opinion or appraisal from an outside adviser in connection with the amendment. The board believes that the amendment is fair from a procedural point of view to the unaffiliated stockholders due to the existence of independent unaffiliated directors who reviewed the amendment, recommended the reverse split ratio. The board also believes that it is not necessary to call a stockholders meeting to address the reverse stock split because one is not required under Nevada law, as holders of a majority of our shares have already approved the reverse stock split by written consent. See "SPECIAL FACTORS - Fairness of the Amendment."

Stockholder Approval

We are not asking the stockholders to vote on the amendment. Acting pursuant to Section 78.320 of Nevada Revised Statutes, a majority of our stockholders, acting by written consent, have ratified the reverse stock split and the provision of a class of preferred stock. See "SPECIAL FACTORS - Stockholder Approval."

Principal Effects of the Reverse Stock Split

Corporate Matters. The reverse stock split will affect all stockholders uniformly, but due to the rounding up of shares and post-reverse split share allocations to persons who otherwise would hold less than 100 shares (post-split basis), our stockholder’s relative ownership percentages may change. Common stock issued pursuant to the reverse stock split will remain fully paid and non-assessable. We will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended.

Fractional Shares. No scrip or fractional certificates will be issued in connection with the reverse stock split. Fractional shares will be rounded up to the whole share, subject to holders of fewer than 100 shares being rounded up to a round lot. Meaningful ownership percentages are not expected to change notwithstanding the effects of rounding up of fractional shares and post-reverse split share allocations less than round lots.

Authorized Shares. Upon the effectiveness of the reverse stock split, the number of authorized shares of common stock that are not issued or outstanding would increase due to the reduction in the number of shares of common stock issued and outstanding based on the reverse stock split ratio. As of the record date, we had 100,000,000 shares of common stock authorized and 51,786,392 shares of common stock outstanding. Authorized but unissued shares will be available for issuance, and we may issue such shares in financings or otherwise. If we issue additional shares, the ownership interest of holders of common stock may also be diluted. Additionally, we will also be amending our Articles of Incorporation to provide for a class of 50,000,000 shares of “blank check” preferred stock, par value $.001.

Accounting Matters. The reverse stock split will not affect the par value of common stock. As a result, as of the effective time of the reverse stock split, the stated capital on our balance sheet attributable to our common stock will be reduced proportionately based on the reverse stock split ratio and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our common stock will be restated because there will be fewer shares of our common stock then outstanding.

Potential Anti-Takeover Effect. The increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination of us with another company). The reverse stock split proposal is not being proposed in response to any effort by a third party of which we are aware to accumulate our shares of common stock or obtain control of us, nor is it part of a plan by management to recommend a series of similar amendments to our Board of Directors and stockholders. Additionally, we will also be amending our Articles of Incorporation to provide for a class of 50,000,000 shares of “blank check” preferred stock, par value $.001.

Purposes of the Amendment

The reverse split will decrease the number of shares of common stock outstanding and presumably increase the per share market price for our common stock. Theoretically, the number of shares outstanding should not, by itself, affect the marketability of our stock, the type of investor who acquires it, or the Company’s reputation in the financial community; but, in practice this is not necessarily the case, as many investors look upon a stock trading at low per share trading prices as unduly speculative in nature and, as a matter of policy, avoid investment in such stocks. Many leading brokerage firms are reluctant to recommend lower-priced securities to their clients and a variety of brokerage house policies and practices currently tend to discourage individual brokers within firms from dealing in lower-priced stocks. Some of those policies and practices pertain to the payment of brokers’ commissions and to time-consuming procedures that make the handling of lower priced stocks unattractive to brokers from an economic standpoint.

There can be no assurance that the total market capitalization of the common stock after a reverse split will be equal to the total market capitalization before the reverse split or that the market price following the reverse split will either exceed or remain in excess of the current market price.  A failure of the common stock’s trading price to reflect the mathematics of a reverse split could result in a reduction in the market value of the Company’s securities.

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates

The reverse stock split is expected to become effective as of February 28, 2006. Beginning at the effective time, each certificate representing the pre-split shares will be deemed for all corporate purposes to evidence ownership of the post-split shares.

Our transfer agent, Pacific Stock Transfer, is acting as exchange agent for purposes of implementing the exchange of stock certificates. Holders of our pre-split shares are being asked to surrender certificates representing such pre-split shares for certificates representing post-split shares in accordance with the procedures set forth in the letter of transmittal accompanying this Information Statement. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder's outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the exchange agent. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S).

New CUSIP Number

In connection with the reverse stock split upon in exchange for your pre-reverse stock split shares of common stock, CUSIP Number 885573 10 5, you will receive a new stock certificate representing the post-reverse stock split shares, which will bear CUSIP Number 885573 20 4.

No Dissenters' Rights

Under Nevada law, stockholders are not entitled to appraisal rights with respect to the reverse stock split, and we will not independently provide stockholders with any such right. See "SPECIAL FACTORS - No Dissenters' Rights."

Fees and Expenses

We anticipate that the total expenses relating to the reverse stock split will be approximately $17,150. See "SPECIAL FACTORS - Fees and Expenses."

Reservation

We reserve the right to delay or abandon the amendment to our Articles of Incorporation any time before the filing of the necessary amendments to the Articles of Incorporation with the Secretary of State of the State of Nevada, if the board determines that such action would be in our best interest. See "SPECIAL FACTORS - Reservation."

Method of Payment

Following the Effective Date, we will provide you with a Letter of Transmittal that explains how you can surrender your share certificate(s) in exchange for a new share certificate evidencing the number of shares of common stock which you will hold after giving effect to the reverse split.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in "street name" with respect to those shares, and the Information Statement is being forwarded to you by your broker or other nominee. Your broker or other nominee is considered, with respect to those shares, the stockholder of record. Stockholders holding common stock in street name should contact their bank, broker or nominee regarding the treatment of their shares. See "SPECIAL FACTORS - Exchange of Stock Certificates."

Federal Income Tax Consequences of the Reverse Stock Split

EACH STOCKHOLDER SHOULD CONSULT WITH HIS OR HER OWN TAX ADVISOR WITH RESPECT TO THE POTENTIAL TAX CONSEQUENCES, IF ANY, TO HIM OR HER OF THE REVERSE STOCK SPLIT.

CAUTIONARY STATEMENT REGARDING

FORWARD LOOKING STATEMENTS

This document contains certain statements that are forward-looking statements. Those statements may include statements regarding our intent, belief or current expectations of our officers with respect to (i) our strategic plans and ability to benefit from this amendment, (ii) our policies regarding capital expenditures, dividends, financing and other matters and (iii) industry trends affecting our financial condition or results of operations, (iv) the expenses associated with this amendment.

Readers of this document are cautioned that reliance on any forward-looking statement involves risks and uncertainties. Although we believe that the assumptions on which the forward-looking statements contained herein are based are reasonable, any of those assumptions could prove to be inaccurate given the inherent uncertainties as to the occurrence or nonoccurrence of future events. There can be no assurance that the forward looking statements contained in this document will prove to be accurate. The inclusion of a forward-looking statement herein should not be regarded as a representation by us that our objectives will be achieved. We intend such forward-looking statements to be covered by the safe-harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of complying with those safe-harbor provisions. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, are generally identifiable by use of the words "believe," "expect," "anticipate," "estimate," "project," "prospects," or similar expressions. Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse affect on our operations and future prospects on a consolidated basis include, but are not limited to: changes in economic conditions generally in the United States of America and the other countries in which we operate, legislative/regulatory changes, the political climate in the foreign countries in which we operate, the availability of capital, interest rates, competition, and changes in generally accepted accounting principles. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on any such statements. Further information concerning us and our business; including additional factors that could materially affect our financial results, are included herein and in our other filings with the SEC.

SPECIAL FACTORS

Fairness of the Amendment

The board considered a number of factors in determining the fairness of the amendment prior to its approval of the amendment. The factors considered by the board include the following:

•	Fairness of the Determination of Reverse Split Ratio

Based upon the information presented by the management, the board selected the ratio of one-for-150, rounded up to the nearest whole share. Additionally, for those stockholders who, solely as a result of the reverse split, would own less than 100 shares of common stock, the holdings of such stockholders will be rounded up to a round lot (100 shares). The board has determined this reverse split ratio to be the optimum ratio which allows us to achieve all the benefits of a reverse split and maintain or increase liquidity for our stockholders. The board has further determined that this reverse split ratio is fair to our unaffiliated stockholders as this reverse split ratio will be applied uniformly to all outstanding shares of our common stock, subject to the rounding transactions described in this Information Statement.

•	Ratification by a Majority of Stockholders

Under Section 78.320 of Nevada Revised Statutes, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if, a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required. In the present instance, a limited number of holders of our common stock, holding approximately 52.4% of our outstanding voting stock have approved the reverse stock split and the creation of a class of preferred stock described in this Information Statement by written consent.

After considering these factors, the board believed that overall, the amendment was substantively fair to our unaffiliated stockholders, as the potential benefit of the amendment to us and our unaffiliated stockholders outweighed the potential detriments and because our affiliated and unaffiliated stockholders will receive substantially equal treatment and face the same detriments throughout and subsequent to the amendment. The board did not receive any formal report, opinion or appraisal from any outside party in connection with the amendment.

In reviewing the amendment and determining whether the amendment is fair to and in the best interest of our stockholders, the board consulted with certain members of our management and consulted with business and legal counsel.

The discussion of the information considered by the board in making its decision is not intended to be exhaustive, but includes all material factors considered by the board. In view of the wide variety of factors considered in connection with the evaluation of the amendment, neither the board nor individual directors found it useful to, nor did either it or they attempt to, quantify, rank or otherwise assign relative weight to the factors set forth above. In addition, individual members of the board may have given different weight to different factors.

Purposes of the Amendment

Reverse Stock Split

The reverse split will decrease the number of shares of common stock outstanding and presumably increase the per share market price for our common stock. Theoretically, the number of shares outstanding should not, by itself, affect the marketability of our stock, the type of investor who acquires it, or the Company’s reputation in the financial community, but in practice this is not necessarily the case, as many investors look upon a stock trading at low per share trading prices as unduly speculative in nature and, as a matter of policy, avoid investment in such stocks. Many leading brokerage firms are reluctant to recommend lower-priced securities to their clients and a variety of brokerage house policies and practices currently tend to discourage individual brokers within firms from dealing in lower-priced stocks. Some of those policies and practices pertain to the payment of brokers’ commissions and to time-consuming procedures that make the handling of lower priced stocks unattractive to brokers from an economic standpoint.

There can be no assurance that the market price per new post-reverse stock split share of the Company’s common stock will rise or remain constant in proportion to the reduction in the number of old pre-reverse stock split shares of the Company’s common stock outstanding before the reverse stock split. Accordingly, there can be no assurance that the total market capitalization of the Common Stock after a reverse split will be equal to the total market capitalization before the reverse split or that the market price following the reverse split will either exceed or remain in excess of the current market price.  In many cases, the total market capitalization of a company following a reverse stock split is lower than the total market capitalization before the reverse stock split. A failure of the stock’s trading price to completely reflect the mathematics of a reverse split would result in a reduction in the market value of the Company’s securities.

Additionally, a decline in the market price for the Company’s common stock after the reverse stock split may result in a greater percentage decline than would occur in the absence of a reverse stock split, and the liquidity of the Company’s common stock could be adversely affected following a reverse stock split.

Finally, the market price of the Company’s common stock will also be based on the Company’s performance and other factors, some of which are unrelated to the number of shares outstanding. If the reverse stock split is effected and the market price of the Company's common stock declines, the percentage decline as an absolute number and as a percentage of the Company's overall market capitalization may be greater than would occur in the absence of a reverse stock split. In many cases, both the total market capitalization of a company and the market price of a share of such company's common stock following a reverse stock split are lower than they were before the reverse stock split.

Creation of “Blank Check” Preferred Stock

The amendment to the Company's Articles of Incorporation, as amended, will create 50,000,000 authorized shares of "blank check" preferred stock. The creation of the “blank check” preferred stock will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in us or proportionate voting power, unless and until shares of preferred stock are issued.

The term "blank check" refers to preferred stock, the creation and issuance of which is authorized in advance by the stockholders and the terms, rights and features of which are determined by the board of directors of the Company upon issuance. The authorization of such blank check preferred stock would permit the board of directors to authorize and issue preferred stock from time to time in one or more series.

Any issuance of preferred stock with voting rights could, under certain circumstances, have the effect of delaying or preventing a change in control of the Company by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change in control of the Company. Shares of voting or convertible preferred stock could be issued, or rights to purchase such shares could be issued, to render more difficult or discourage an attempt to obtain control of the Company by means of a tender offer, proxy contest, merger or otherwise. The ability of the board of directors to issue such additional shares of preferred stock, with the rights and preferences it deems advisable, could discourage an attempt by a party to acquire control of the Company by tender offer or other means. Such issuances could therefore deprive stockholders of benefits that could result from such an attempt, such as the realization of a premium over the market price that such an attempt could cause. Moreover, the issuance of such additional shares of preferred stock to persons friendly to the board of directors could make it more difficult to remove incumbent managers and directors from office even if such change were to be favorable to stockholders generally.

While the amendment may have anti-takeover ramifications, the board of directors believes that the financial flexibility offered by the amendment outweighs any disadvantages. To the extent that the amendment may have anti-takeover effects, the amendment may encourage persons seeking to acquire the Company to negotiate directly with the board of directors enabling the board of directors to consider the proposed amendment in a manner that best serves the stockholders' interests.

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates

The reverse stock split is expected become effective as of February 28, 2006. Beginning at the effective time, each certificate representing the pre-split shares will be deemed for all corporate purposes to evidence ownership of the post-split shares.

Our transfer agent, Pacific Stock Transfer, is acting as exchange agent for purposes of implementing the exchange of stock certificates. Holders of our pre-split shares are being asked to surrender certificates representing such pre-split shares for certificates representing post-split shares in accordance with the procedures set forth in the letter of transmittal accompanying this Information Statement. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder's outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the exchange agent. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S).

Impact of the Amendment

Impact on the Company

Prior to the reverse stock split, we had 92,215,882 shares of common stock outstanding, and as a result of the reverse stock split we will have approximately 614,772 shares of common stock outstanding.

Impact on Stockholders

Approximately 20 stockholders of record own less than 15,000 shares of our common stock, but because of the rounding treatment to the nearest round lot contemplated by the reverse stock split, all of those stockholders will receive the same number of post-reverse stock split of 100 shares, regardless of whether such stockholder held 1 share or 14,999 shares. As a result, certain of our stockholders may receive the benefit of a proportional increase in their percent ownership of the Company, while others may be subject to certain dilutive effects. In either case, the Company will apply the reverse stock split policy uniformly to all stockholders.

Stockholder Approval

Acting pursuant to Section 78.320 of Nevada Revised Statutes, a limited number of stockholders holding 52.4% of our issued and outstanding capital stock have approved, in an action by written consent, the reverse stock split contemplated in this Information Statement.

Dissenters' Rights

Pursuant to Section 78.207 of Nevada Revised Statutes, stockholders are not entitled to dissenters' rights in connection with the amendment. No provisions have been made to grant stockholders access to counsel or appraisal services at the expense of the company.

Exchange of Stock Certificates

We have appointed Pacific Stock Transfer, our transfer agent, to act as exchange agent to carry out the exchange of existing share certificates for new share certificates.

Holders of our cancelled certificates are entitled to receive a new certificate for shares of common stock representing such stockholder’s post-reverse stock split shares. Existing stockholders will continue to be stockholders of the Company; however, such stockholder’s ownership position will be revised on our books and records, as of the Effective Date, to give effect to this amendment. As a stockholder, you will be entitled to ratably participate in dividends and distributions and vote on matters submitted to our stockholders. Also, you will have all rights granted to stockholders under Nevada law and set forth and designated in our Articles of Incorporation and By-laws.

The exchange agent will furnish you with the necessary materials and instructions to surrender your common stock certificate(s) promptly following the Effective Date. A Letter of Transmittal will explain how the certificates are to be surrendered. You must complete and sign the Letter of Transmittal and return it with your certificate(s) to the transfer agent as instructed before you can receive any cash payment (and/or, if applicable, new certificate(s)) to which you are entitled). Do not send your certificates to us, and do not send them to the exchange agent until you have received a Letter of Transmittal and followed the instructions therein.

Stock Certificates that contain a restrictive legend will be exchanged for new certificates with the same restrictive legend. As applicable, the time period during which the common stock has been held will be included in the time period during which such stockholder actually holds the new common stock certificate received in exchange for such stock certificate for the purposes of determining the term of the restrictive period.

No service charges will be payable by you in connection with the exchange of certificates. We will pay for all expenses for the issuance of the new certificates.

If you hold your shares in "street name" your broker, bank or other nominee is considered a stockholder of record with respect to those shares. Although we intend to treat stockholders holding shares in street name in substantially the same manner as stockholders whose shares are registered in their names and to instruct nominees to effect the amendment for beneficial holders, your nominee may have different procedures and is not legally obligated to treat the amendment as affecting beneficial holders' shares.

Federal Income Tax Consequences

The following is a discussion of the material United States federal income tax consequences of the reverse stock split to our stockholders who are citizens or residents of the United States or that are domestic corporations. The discussion below does not address all aspects of federal income taxation that may affect particular stockholders in light of their particular circumstances, that are generally assumed to be known by investors or that may affect stockholders subject to special treatment under federal income tax laws. The following discussion assumes that shares of our common stock are held as capital assets. In addition, no information is provided in this document with respect to the tax consequences of the reverse stock split under foreign, state or local laws.

We believe that there will be no material federal income tax consequences for our stockholders. Their basis in their current shares should carry forward as their basis in the new shares they will be deemed to own after the reverse stock split.

Tax matters are complicated and the tax consequences of the reverse stock split to each stockholder will depend on the facts of that stockholder's situation. You are urged to consult your tax advisor for a full understanding of the tax consequences of the reverse stock split to you. The foregoing summary of material federal income tax consequences of the reverse stock split to our stockholders is based upon the Internal Revenue Code, applicable Treasury Regulations thereunder, rulings and pronouncements of the Internal Revenue Service and judicial decisions now in effect, all of which are subject to change at any time by legislative, judicial or administrative action. Any such changes may be applied retroactively in a manner that could adversely affect such stockholders and could affect the continuing validity of this summary. This summary does not purport to discuss all aspects of United States federal income taxation that may be relevant to each stockholder in light of their specific circumstances, or to certain types of stockholders subject to special treatment under United States federal income tax laws (for example, foreign persons, dealers in securities, banks and other financial institutions and tax-exempt organizations). No ruling from the IRS has been obtained (or will be sought) as to the United States federal income tax consequences of the reverse stock split.

Fees and Expenses

Management estimates the cost of consummating the reverse stock split will be approximately $17,150, allocated as follows:

Expenses	Estimated Amount

Legal Fees	$10,000
Accounting Fees	-0-
Exchange Agent/Transfer Agent fees	$6450
Filing	$500
Printing	$100
Mailing	$100

Reservation

We reserve the right to delay or abandon the amendment to our Articles of Incorporation at any time before the filing of the necessary amendments to the Articles of Incorporation effecting the reverse stock split in Nevada if the board determines that such action is in our best interests. We may, for example, abandon or delay the amendment if there is a material change in our condition or if the board perceives that there has been a material change in the benefits or risks associated with the amendment.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT AND RELATED STOCKHOLDER MATTERS

Directors and Executive Officers

The following table sets forth the names and ages of our directors and executive officers as of December 20, 2005. There are no family relationships among our directors and executive officers. Also provided herein are brief descriptions of the business experience of each director and executive officer during the past five years and an indication of directorships held by each director in other companies subject to the reporting requirements under the federal securities laws.

NAME	AGE	POSITION

Joel Shapiro	34	Chief Executive Officer and Director
Lynn Fetterman	58	Chief Operating Officer and Chief Financial Officer
Jay Essa	62	Executive Vice President of Sales
Charles D. Marin	41	Executive Vice President and Director of Finance
Anthony J. A. Bryan	82	Non-Executive Chairman, Director
Michael Jeub	62	Director

JOEL SHAPIRO, Chief Executive Officer and Director. Joel Shapiro is our Chief Executive Officer, and has served on the Board since August 1, 2003. Mr. Shapiro has been with the Company since October 2002. Prior to joining us, Mr. Shapiro was President of JS Capital LLC from 2000-2002, a finance boutique that specialized in mergers and acquisitions and public corporate finance, and which is no longer an active company. From 1992 to 2000, Mr. Shapiro worked as a trader at the investment banking firm of M.H. Meyerson & Company. Mr. Shapiro received his Bachelors of Science degree from Rutgers University and his Masters Degree in Business Administration from Rutgers University Graduate School of Business.

LYNN FETTERMAN, Chief Operating Officer and Chief Financial Officer. Lynn Fetterman joined the Company in October 2005 as our Chief Operating Officer and Chief Financial Officer. Between 2003 and 2005, Mr. Fetterman was the Chef Financial Officer of Nicola International, Incorporated, a Los Angeles, California-based supplier or olives and other gourmet specialty food products to the foodservice and retail markets. During the prior year, he was a partner in the Orange County, California practices of Tatum CFO Partners, LLP, a national partnership of chief financial officers and senior general managers who provide financial and business consulting services to early stage companies, middle market companies, and large corporations. Between 2000 and 2001, Mr. Fetterman served as the Executive Vice President, Finance and Administration of the ConAgra Grocery Products unit of ConAgra, Inc. For the prior ten years, he served in senior management with Canandaigua Brands, Inc., and Canandaigua Wine Company of Constellation Brands, Inc. for its table wine business. Mr. Fetterman received his Bachelor of Arts in Accounting from Thiel College in Greeneville, Pennsylvania.

CHARLES D. MARIN, Executive Vice President and Director of Finance. Charles Marin is our Director of Finance, a position he has held since November 2004. He has over 16 years of accounting experience, including eight years of financial management experience in the wine industry specializing in Napa Valley vineyards. Prior to joining us, from March 1999 to June 2000 he was the Accounting Manager and from June 2000 to August 2002 he was the Controller with Domaine Chandon, an international sparkling wine house, and he was the Controller from September 2002 to August 2003 at Roundhill Cellars, a nationally distributed wine producing company. With these companies he managed the day-to-day finance functions, international consolidations, budgeting and forecasting, contract review, and procedural development. Prior to working in the wine industry, Mr. Marin held positions in public accounting, construction and the service industries. Mr. Marin is a graduate of the University of California at Davis with an accounting accreditation from the University of Washington in Seattle.

JAY ESSA, Executive Vice President of Sales. Jay Essa is our Executive Vice President of Sales, a position he had held since November 2004. Previously, from October 2003 to November 2004 Mr. Essa was our Vice President of National Accounts, where he was instrumental in the development and expansion of sales and marketing team. Prior to joining us, Mr. Essa was Vice President of Sales and Marketing for Golden State Vintners from September 2001 to September 2003. Prior to that, Mr. Essa was Vice President International Marketing and Western Division Manager for Palm Bay Imports from September 1999 to September 2001. Before joining Palm Bay, Mr. Essa was President and CEO of Geerlings & Wade, Inc. (NASDAQ: GEER). Previously he was Managing Director in Europe for E&J Gallo Winery where he was responsible for development and management of operations in 18 countries. He has also served as E&J Gallo Winery’s Managing Director in UK & Ireland, General Manager of Gallo Sales Company, Regional Manager of Vintage Wine Division in California and a General Sales Manager for both Mountain Wine and Valley Winners. Mr. Essa graduated from the Pasadena City College in Pasadena, California where he majored in English Literature.

ANTHONY J.A. BRYAN, Non-Executive Chairman of the Board. Mr. Bryan currently serves as our non-executive Chairman of the Board, a position that he has held since November 4, 2004. Mr. Bryan first joined the Company in November 2003 as a Director. He also serves as non-executive Vice-Chairman of the Board for Astrata Group Incorporated, a publicly traded company in the telematics and geomatics sectors of the GPS industry, which position he has held since June 2005, having initially served as its Chairman of the Board since January 2005. Mr. Bryan is the former Chairman and CEO of Copperweld Corporation, a bimetallic wire and steel tubing company, and the former CEO of Cameron Iron Works, a company in the oil service business. He has also served on the Boards of Directors of Federal Express Corporation, between 1987 and 1996; Chrysler Corporation (now, DaimlerChrysler Corporation), between 1975 and 1991); The PNC Financial Services Group, Inc., between 1978 and 1989; ITT Corporation; Koppers Inc.; Hamilton Oil Company Ltd.; First City National Bank of Houston; Imetal; and as Chairman of the Executive Committee of Hospital Corporation International (formerly the international division of Hospital Corporation of America), between 1991 and 1992. Mr. Bryan received his Master Degree in Business Administration from the Harvard Business School.

MICHAEL L. JEUB, Director, and Chairman of the Audit Committee. Michael L. Jeub is one of our directors and has served in this capacity since July 2004. Mr. Jeub is currently a Partner with the San Diego office of Tatum Partners, a national firm of chief financial officers and chief information officers. Mr. Jeub has been on assignment as Chief Financial Officer for Road Runner Sports from January 2005 to the present. From June 2002 to October 2003, Mr. Jeub served as Chief Financial Officer and Vice President of Finance for The Immune Response Corporation, a biotech company co-founded by Jonas Salk. Prior to joining Tatum Partners, Mr. Jeub was Senior Vice-President and CFO of Jenny Craig International, a $350,000,000 NYSE company for five years. Previously, Mr. Jeub was Senior Vice-President and Chief Financial Officer of National Health Laboratories, a NYSE company, at which he was the financial liaison with the controlling investor. Mr. Jeub also served first as Chief Financial Officer and then as President of Medical Imaging Centers of America, a publicly held chain of freestanding imaging centers and hospital leased imaging centers. Mr. Jeub spent 18 years with International Clinical Laboratories, a publicly held national chain of medical testing facilities. Mr. Jeub began his career at ICL as regional controller, was promoted to Chief Financial Officer during the bulk of his tenure and was President-ICL East for the last two years. Mr. Jeub was responsible for SEC filings and analyst presentations at ICL. Mr. Jeub holds a Bachelor of Science in Accounting from California State Polytechnic University-Pomona. Upon graduation, Mr. Jeub joined Ernst & Young LLP where he earned his CPA Certificate.

Audit Committee

Our Audit Committee is composed of Michael Jeub and Anthony J.A. Bryan. The Audit Committee focuses its efforts on assisting our Board of Directors to fulfill its oversight responsibilities with respect to our:

• quarterly and annual consolidated financial statements and financial information filed with the Securities and Exchange Commission;

• system of internal controls;

• financial accounting principles and policies;

• internal and external audit processes; and

• regulatory compliance programs.

The committee meets periodically with management to consider the adequacy of our internal controls and financial reporting process. It also discusses these matters with our independent auditors and with appropriate financial personnel employed by us. The committee reviews our financial statements and discusses them with management and our independent auditors before those financial statements are filed with the Securities and Exchange Commission.

The committee has the sole authority to retain and dismiss our independent auditors and periodically reviews their performance and independence from management. The independent auditors have unrestricted access and report directly to the committee.

Audit Committee Financial Expert

The Board of Directors has determined and Mr. Jeub has agreed to serve as the Audit Committee’s financial expert. We believe that Mr. Jeub is independent, as that term is used in Item 7(d)(3)(iv) of Schedule 14A under the Securities and Exchange Act. Because we are not a listed issuer, the members of the Audit Committee are not subject to the independence requirements of any national securities exchange or association. Notwithstanding, we believe that all of our Audit Committee members satisfy the independence requirements of the Nasdaq Stock Market and the American Stock Exchange.

Executive Compensation

The following sets forth the annual and long-term compensation for services in all capacities to us for the fiscal years ended December 31, 2004, 2003 and 2002 for each person who served as our Chief Executive Officer during the last completed fiscal year and the other most highly compensated executive officers with annual compensation in excess of $100,000 for the fiscal year.

Summary Compensation Table

		Annual Compensation		Long Term Compensation Awards
Name and Principal Position	Year	Salary ($)	Bonus ($)	Restricted Stock Awards (#)	Securities Underlying Options (#)	All Other Compensation ($)
Joel Shapiro Chief Executive Officer(1)	2004 2003 2002	— — —	— — —	— — —	— — —	$ $	159,500(6) 114,500(6) —

Lynn Fetterman Chief Financial Officer and Chief Operating Officer(2)	2004 2003 2002	— — —	— — —	— — —	— — —		— — —

Joseph Carr President(1)(3)	2004 2003 2002	139,375 125,000 —	— — —	20,000 — —	100,000 — —		— — —

Jay Essa Executive Vice President of Sales(4)	2004 2003 2002	117,500 — —	— — —	20,000 — —	— — —		— — —

Charles Marin Executive Vice President and Director of Finance(5)	2004 2003 2002	100,000 — —	— — —	10,000 — —	— — —		— — —

(1)	Joseph Carr replaced Joel Shapiro as President in September 2004. Mr. Shapiro was also the Company’s Chairman of the Board until he was replaced by Anthony J.A. Bryan in November 2004.

(2)	On November 4, 2005, Lynn Fetterman was appointed as Chief Financial Officer and Chief Operating Officer.

(3)
Joseph Carr was our Executive Vice President of Sales from August 2003 until September 2004, when he was promoted to President. Pursuant to the terms of Mr. Carr’s employment agreement for his position as President, he was entitled to $155,000 annual compensation. Mr. Carr was removed from the position as President in June 2005 and, until autumn of 2005, was replaced by Jon Sebastiani.

(4)	Jay Essa replaced Joseph Carr as the Company’s Executive Vice President of Sales in September 2004.

(5)	Charles Marin was promoted to Executive Vice President and Director of Finance in November 2004.

(6)	In 2003 and 2004, we paid $114,500 and $159,500, respectively, to Joel Shapiro as a consultant.

Option/SAR Grants in Last Fiscal Year

(Individual grants)

Name	Number of Securities Underlying Options/SARS Granted (#)	Percent of Total Options/SARs Granted to Employees in Fiscal Year	Exercise or Base price ($/SH)	Expiration date

Joel Shapiro	—	—	—	—
Lynn Fetterman	—	—	—	—
Joseph Carr	100,000	25.64%	1.05	6/27/17
Jay Essa	—	—	—	—
Charles Marin	—	—	—	—

Aggregated Option/SAR Exercised And Fiscal Year-End Option/SAR Values

None of the executive officers named in the tables above exercised options or SARs during the last fiscal year.

Director Compensation

Our directors who are employees do not receive any compensation from us for services rendered as directors. Each of our non-employee directors receives $1,000 a month for serving on the Board of Directors and an additional $1,000 per committee meeting and for service on a committee of the Board of Directors. There are currently two standing Board committees, an audit committee and a compensation committee. Cash fees to be paid to directors have not been paid as of December 20, 2005 and are currently accruing. In addition, each non-employee director is entitled to reimbursement of travel expenses. On November 22, 2004, Anthony J.A. Bryan received an additional grant of 325,000 shares of our common stock and Phillip E. Pearce, a former director, received an additional grant of 400,000 shares of our common stock. These shares are subject to forfeiture if the corresponding directorship is terminated before the one-year issuance anniversary or if certain performance criteria, to be determined, have not been met. The agreement with Mr. Pearce, a former director, was modified to allow for his retention of 400,000 shares issued to him. On July 8, 2004, Mr. Jeub received a warrant to purchase 120,000 shares of our common stock exercisable for a period of five years from the date of issuance, with an exercise price of $1.05 per share. The warrant vests on a monthly rate of 10,000 shares beginning on July 14, 2004.

Non-employee directors may in the future be granted incentive-based stock compensation.

Employment Agreements

On February 20, 2003, we entered into an employment agreement with Paul Gardner as one of our executive officers effective March 1, 2003. Pursuant to the share exchange and reverse acquisition with Tech-Net Communications, Inc., that we completed on August 1, 2003, Mr. Gardner also became our Chief Marketing Officer. Mr. Gardner’s compensation was $125,000 (Australian Dollars) (US $94,155 at March 31, 2004) per annum along with other similar employee benefits as offered to employees of the Company. In addition, Mr. Gardner received 986,700 shares of the Company’s common stock valued at $22,800. On April 16, 2004, we mutually agreed to terminate our relationship with Mr. Gardner. As part of their mutual agreement, the Company agreed to pay Mr. Gardner approximately $50,700 as salary and expenses and Mr. Gardner agreed to wave his severance package.

On August 3, 2004 we entered into an employment agreement with Jay Essa as our Executive Vice President effective September 24, 2004. Mr. Essa’s compensation includes a base salary of $130,000 per annum along with employee benefits as offered to employees of the Company. Mr. Essa also received 100,000 shares of common stock of the Company.

On October 8, 2004 we entered into an employment agreement with Charles D. Marin as our Executive Vice President effective November 1, 2004. Mr. Marin’s compensation includes a based salary of $100,000 per annum along with employee benefits as offered to employees of the Company. Mr. Marin also received 75,000 shares of common stock of the Company valued at $30,750.

On June 29, 2005, we entered into an employment agreement with Mr. Sebastiani. In connection with our offer of employment, we agreed to issue to him 50,000 shares of common stock and a five-year warrant to purchase 500,000 shares of common stock, exercisable at $5.00 per share. The warrant was to vest quarterly on a pro rata basis at an annual rate of 100,000 shares. For a variety of reasons, in autumn of 2005, our employment relationship with Mr. Sebastiani broke down. We and his representatives are currently in discussions concerning such relationship.

As of November 4, 2005, Lynn Fetterman became employed as our Chief Financial Officer and Chief Operating Officer. Mr. Fetterman’s compensation includes a base salary of $174,061 per annum along with employee benefits as offered to employees of the Company. Mr. Fetterman also received 7,500,000 shares of common stock of the Company valued at $375,000.

Security Ownership of Certain Beneficial Owners and Management

  As used in this section, the term beneficial ownership with respect to a security is defined by Rule 13d-3 under the Securities Exchange Act of 1934, as amended, as consisting of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose of or direct the disposition of) with respect to the security through any contract, arrangement, understanding, relationship or otherwise, subject to community property laws where applicable.

The following table sets forth, as of January 31, 2006, the beneficial ownership of our common stock by each executive officer and director, by each person known by us to beneficially own more than 5% of our common stock and by the executive officers and directors as a group. Except as otherwise indicated, all shares are owned directly and the percentage shown is based on 92,215,882 shares of common stock issued and outstanding as of January 31, 2006. Our common stock is our only issued and outstanding voting security.

Name and Address	Amount and Nature of Beneficial Ownership (1)	Percent of Class
Executive Officers and Directors:
Lynn Fetterman 2470 South Coast Highway, Apt. D Laguna Beach, CA 92651	7,500,000	8.1%

Joel Shapiro One Kirkland Ranch Road Napa, California 94558	6,625,225	7.2%

Anthony J. A. Bryan 2525 North Ocean Blvd Gulfstream, FL 33483	600,000	*

Jay Essa 1644 Black Fox Canyon Road Henderson, NV 89052	645,000	*

Charles D. Marin 1 Kirkland Ranch Rd Napa, CA 94558	595,000	*

Michael Jeub 12959 Chaparral Ridge Rd San Diego, CA 92130	120,000 (2)	*

All Directors and Executive Officers (seven persons)	16,135,225	17.5%

More than 5% Beneficial Owners:
360 Global Finance LLC 2 5200 Vanalden Ave. Tarzana, California 91356	26,500,000	28.7%

Armadillo Investments PLC C/O Pearl Investment Mgmt Svcs Ltd., 6th FL Great Cumberland Place London, UK W1H7AL	7,272,727	7.9%

Gryphon Master Fund, L.P. 100 Crescent Court, Suite 490 Dallas, Texas 75201	4,576,269 (3)	5.0%

* Constitutes less than 1%

______________

(1)
As used in this table, “beneficial ownership” means the sole or shared voting power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security). In addition, for purposes of this table, a person is deemed, as of any date, to have “beneficial ownership” of any security that such person has the right to acquire within 60 days after such date.

(2)	Includes 120,000 shares subject to warrants exercisable as of the date set forth above or within 60 days after such date.

(3)
Based on the Schedule 13G/A filed with the SEC on February 2, 2005 by Gryphon Master Fund, L.P., Gryphon Partners, L.P., Gryphon Management Partners, L.P., Gryphon Advisors, L.L.C. and E.B. Lyon, IV. The number of shares consists of shares of the Company’s Common Stock underlying the Company’s 7.5% Senior Secured Convertible Note and warrants to purchase shares of the Company’s common stock, which shares, pursuant to Rule 13d-3(d)(1)(i)(D) promulgated under the Securities Exchange Act of 1934, as amended, are deemed to be outstanding for the purpose of computing the percentage of outstanding shares of the Company’s common stock for the beneficial owner. The shares are owned directly by Gryphon Master Fund, L.P.. The General Partner of Gryphon Master Fund, L.P. is Gryphon Partners, L.P., which may be deemed to be the beneficial ownership owner of all such shares of Common Stock owned by Gryphon Master Fund, L.P. The General Partner of Gryphon Partners, L.P., is Gryphon Management Partners, L.P., which may be deemed to be the beneficial owner of all such shares of owned by Gryphon Master Fund, L.P. The General Partner of Gryphon Master Fund, L.P. is Gryphon Advisors, L.L.C., which may be deemed to be the beneficial owners of all such shares of common stock owned by Gryphon Master Fund, L.P. E.B. Lyon, IV controls Gryphon Advisors, L.L.C. and may be deemed to be the beneficial owner of all such shares owned by Gryphon Master Fund, L.P. Each of Gryphon Partners, L.P., Gryphon Management Partners, L.P., Gryphon Advisors, L.L.C. and Mr. Lyon disclaims any beneficial ownership of any such shares owned by Gryphon Master Fund, L.P.

Certain Relationships and Related Transactions

On September 24, 2004, Gryphon Master Fund, L.P., Warren W. Garden, P.C., and Joel Shapiro, our Chief Executive Officer and former Chairman entered into a Stock Pledge Agreement, pursuant to which Mr. Shapiro pledged 3,000,000 of his personally owned shares of our common stock. The agreement secures the payment of all of our obligations existing under the Debt Restructuring Agreement and the Promissory Note dated September 24, 2004, issued by us to Gryphon. These shares were transferred to Gryphon and are being registered herein. On September 24, 2005, the closing sales price of our common stock as reported by OTC Bulletin Board was $0.88 per share. Based on that price, the shares were valued at $2,640,000.

Pursuant to a Pledge Agreement dated September 30, 2004 between Joel Shapiro and Longview Fund, LP, Longview Equity Fund, LP and Longview International Equity Fund, LP, Mr. Shapiro pledged 250,000 of his personally owned shares of our common stock as security for the performance of our obligations under the Note Purchase Agreement, the notes granted pursuant thereto, and the Amended Agreement with Longview. Upon foreclosure under the Pledge Agreement, the pledged shares shall be deemed registrable securities, and such pledged shares shall be registered with the Securities and Exchange Commission in accordance with the terms, conditions and provisions of the Note Purchase Agreement. On September 30, 2004, the closing sales price of our common stock as reported by OTC Bulletin Board was $0.90 per share. Based on that price, the shares were valued at $225,000.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to certain informational requirements of the Exchange Act. As a result, we file annual, quarterly and current reports, and other information with the SEC. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. You may read and copy this information at the Public Reference Room of the SEC, Station Place, 100 F Street, N.E., Washington, D.C., 20549.

You may also obtain copies of this information by mail from the Public Reference Section of the SEC, Station Place, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. The SEC also maintains an Internet World Wide Web site that contains reports, Information Statements and other information about issuers, including us, who file electronically with the SEC. The address of that site is http://www.sec.gov.

We have not authorized anyone to give any information or make any representation about the amendment that differs from, or adds to, the information in this Information Statement or our documents that are publicly filed with the SEC. Therefore, if anyone gives you different or additional information, you should not rely on it.

The information contained in this Information Statement speaks only as of its date, unless the information specifically indicates that another date applies.

APPENDIX A

LETTER OF TRANSMITTAL

360 Global Wine Company
One Kirkland Ranch Road
Napa, California 94558
(707) 935-4140

February 6, 2006

TO THE STOCKHOLDERS OF
360 Global Wine Company

Dear Stockholder:

Pursuant to a Written Consent of the Majority of the Stockholders dated January 31, 2006, a majority of the stockholders of 360 Global Wine Company ("360 Global") approved a reverse stock split of the common stock of 360 Global by a ratio of one to one hundred fifty (the "Reverse Split"). Pursuant to the Reverse Split, the holders of each one hundred fifty shares of common stock of 360 Global, par value $0.001 per share, on the record date (January 31, 2006) (the "Existing Common Stock") are entitled to receive one common share, par value $0.001 per share, rounded up to the nearest post-Reverse Split whole share of common stock 360 Global (the "New Common Stock"). For those stockholders who, solely as a result of the reverse split, would own less than 100 post-Reverse Split shares of common stock, the holdings of such stockholders will be rounded up to a round lot (100 shares).

To exchange your shares of Existing Common Stock for shares of New Common Stock, please complete and sign the enclosed letter of transmittal and forward it in the enclosed envelope, together with the certificate(s) representing your Existing Common Stock to Pacific Stock Transfer, which has been designated as the Exchange Agent for the Reverse Split. Please take care to follow the instructions contained in the letter of transmittal. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder's outstanding certificates.

If your shares of Existing Common Stock are held by a broker, dealer, bank or nominee, you should contact the broker, dealer, bank or nominee to arrange for the tender of your shares of Existing Common Stock.

If you have any questions, require assistance or wish additional copies of the letter of transmittal, you may telephone the Exchange Agent at (702) 361-3033.

Very truly yours,

/s/ Joel Shapiro

Joel Shapiro
Chief Executive Officer

LETTER OF TRANSMITTAL

TO DELIVER SHARES OF COMMON STOCK OF
360 GLOBAL WINE COMPANY FOR EXCHANGE

______________, 2006 (please date)

TO: Pacific Stock Transfer
500 E Warm Springs Road, Suite 240
Las Vegas, NV. 89119

Ladies and Gentlemen:

Pursuant to a Written Consent of the Majority of the Stockholders dated January 31, 2006, a majority of the Stockholders of 360 Global Wine Company ("360 Global") approved a reverse stock split of the common stock of 360 Global by a ratio of one to one hundred fifty (the "Reverse Split"). Pursuant to the Reverse Split, the holders of each one hundred fifty shares of common stock of 360 Global, par value $0.001 per share, on the record date (January 31, 2006) (the "Existing Common Stock") are entitled to receive one common share, par value $0.001 per share, rounded up to the nearest post-Reverse Split whole share of common stock 360 Global (the "New Common Stock"). For those stockholders who, solely as a result of the Reverse Split, would own less than 100 post-Reverse Split shares of common stock, the holdings of such stockholders will be rounded up to a round lot (100 shares).

The undersigned surrenders herewith the following certificates of Existing Common Stock, which certificates were issued by 360 Global (the "Old Certificates") in exchange for a new certificate(s) of New Common Stock (the "New Certificates") on a basis of one share of New Common Stock for each one hundred fifty shares of Existing Common Stock surrendered. Notwithstanding the foregoing, those stockholders who, solely as a result of the Reverse Split, would own less than 100 post-Reverse Split shares of common stock, the holdings of such stockholders will be rounded up to a round lot (100 shares) such that no holder of New Common Stock will receive less than 100 shares of New Common Stock.

Certificate Numbers	Number
(See Instruction 4 on reverse side)	of Shares

Please issue the new certificate(s) of New Common Stock in the name appearing above. To change name on certificates or to transfer ownership of the certificates complete the box below.

Fill in ONLY if new certificate(s) are to be issued in a name OTHER than that of the owner whose name appears above or if delivery is to be made to OTHER than such owner.

(Please Print) Issue	(See instructions 5 and	Social Security Number
Certificate(s) to	6 on reverse side)	or Tax I.D. Number of owner
the person or entity
named in this box

Name: ________________________________

Address: ______________________________
 ______________________________
 ______________________________

SIGNATURE: __________________________

THE INSTRUCTIONS BELOW MUST BE FOLLOWED:

PROVIDE SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER ON THIS SUBSTITUTE FORM W 9 AND CERTIFY THEREIN THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING. FAILURE TO DO SO WILL SUBJECT YOU TO 28 PERCENT FEDERAL INCOME TAX WITHHOLDING FROM YOUR PROCEEDS.

PAYER'S NAME: _________________

	PLEASE PROVIDE YOUR	Social Security Number
Substitute	TIN IN THE BOX AT RIGHT
Form W-9	AND CERTIFY BY SIGNING
Department of the Treasury	AND DATING BELOW	OR
Internal Revenue Service
Payer's Request for Taxpayer		Employer Identification Number
Identification Number (TIN)

or awaiting TIN |_|

Part II-For payees exempt from backup withholding,
see the enclosed Guidelines for Certification of
Taxpayer Identification Number on Substitute Form W-9

THE METHOD OF DELIVERY OF ALL DOCUMENTS IS AT THE OPTION AND RISK OF THE STOCKHOLDER, BUT IF DELIVERY IS BY MAIL (AN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE), REGISTERED INSURED MAIL IS RECOMMENDED.

Questions and requests for assistance or additional copies of the Letter of Transmittal should be directed to the Exchange Agent at the above address or call (702) 361-3033.

2. Inadequate Space. If the space provided herein is inadequate, the Old Certificate numbers and numbers of shares should be listed on a separate, signed schedule affixed hereto.

3. Signatures Where No Change in Ownership or Name is Requested. If this Letter of Transmittal is signed by the registered owner(s) of the Old Certificates transmitted herewith, the signature(s) must correspond with the name(s) as written on the face of the Old Certificates without alteration, enlargement or any change whatsoever.

If this Letter of Transmittal is signed by the registered owner(s) of the Old Certificates transmitted, signatures need not be guaranteed and no endorsements of Old Certificates or separate stock powers are required. If the transmitted Old Certificates are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If this Letter of transmittal is signed by trustees, executors, administrators, guardians, attorney-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence of their authority so to act must be submitted. In such case, the Letter of Transmittal must be signed EXACTLY AS THE NAME(S) of the registered holder(s) appear on the Old Certificates.

4. Signatures Where Change in Ownership or Name is Requested.

If any New Certificate is to be issued in the name of someone other than the registered holder of the surrendered Old Certificate(s), you must follow the guidelines below.

a. Endorsement and Guarantee. The Old Certificate(s) surrendered must be properly endorsed (or accompanied by appropriate stock powers properly executed) by the registered holder of such Old Certificate(s) to the person who is to receive the New Certificate. The signature of the registered holder to the endorsement or stock powers must correspond with the name as written upon the face of the Old Certificate(s) in every particular and must be guaranteed by a participant in a Securities Transfer Association recognized signature program (a "Guarantor").

b. Transferee's Signature. The Letter of Transmittal must be signed by the transferee or assignee or his agent, and should not be signed by the transferor or assignor. The signature of such transferee or assignee must be guaranteed by a Guarantor.

c. Transfer Taxes. In the event that any transfer or other taxes become payable by reason of the issuance of any New Certificate in any name other than that of the registered holder of the surrendered Old Certificate, the Letter of Transmittal must be accompanied by a check in payment of any transfer or other taxes required by reason of such issuance in such different name, or by proper evidence that such tax has been paid or is not payable.

d. Correction of or Change in Name. For a correction of name or for a change in name which does not involve a change in ownership, proceed as follows: for a change in name by marriage, etc., the surrendered Old Certificate(s) should be endorsed, e.g., "Mary Doe, now by marriage Mrs. Mary Jones," with the signature guaranteed by a Guarantor. For a correction in name, the surrendered Old Certificate(s) should be endorsed, e.g., "James E. Brown, incorrectly inscribed as J.E. Brown," with the signature guaranteed by a Guarantor.

You should consult your own tax advisor as to any possible tax consequences resulting from the issuance of any New Certificate in a name different from that of the registered holder of the surrendered Old Certificate(s).

5. Special Issuance and Delivery Instructions. Indicate the name and address to which the New Certificates are to be sent, if different from the name and address of the person(s) signing this Letter of Transmittal.

6. Lost Certificates. In case of lost or misplaced Certificates, contact the Exchange Agent in writing at the above address.